[NEWCOURT LOGO]


Indenture Trustee
State Street Bank & Trust Company
777 Main Street, 11th Floor
Hartford, CT 06115

Re: Newcourt Receivables Asset Trust, Series 1996-1
Re: Newcourt Receivables Asset Trust, Series 1996-2
Re: Newcourt Receivables Asset Trust, Series 1996-3

1. The Monthly Servicer Certificate for the Collection Period ended December 31, 1998 accurately reflects the Collections made during this reporting period in accordance with the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

2. Newcourt Credit Group Inc., as Servicer, has complied with all of the covenants and other requirements contained in the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

3. No Event of Default or Restricting Event has occurred during the reporting period and none is continuing as at the end of the reporting period.

Dated at Toronto, Ontario this 15th day of January, 1999.

Newcourt Credit Group Inc.,
as Servicer



By: /s/ Brian McLean
    -----------------------------------
    Brian McLean
    Director, Securitizations

cc. Issuer Trustee, Chemical Bank Delaware
    Underwriter, First Union Capital Markets Group
    Standard & Poor's

                                                                                                                     December 1998

Newcourt Receivables Asset Trust                                                                                      Master Trust
Monthly Servicer Certificate -- Accounts                               Collection      Reserve      Cash Collateral   Distribution
                                                                         Account       Account          Account         Account
----------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances                                                    0.00   1,326,906.95      931,169.02             0.00
Investment Earnings                                                      26,328.53       5,938.82        4,034.98
Deposit to Collections                                                        0.00                           0.00
Withdraw in Excess of Required Balance                                                                 (17,309.51)

COLLECTION ACCOUNT

Collections [4.3 a]                                                  11,942,438.90
Add: Servicer Advances [4.3 b]                                        1,289,344.92
Add: Liquidation Proceeds from Servicer                                       0.00
Less: Collections to reimburse Servicer Advances [4.3 c]             (1,619,965.50)

Less: Investment Earnings to Newcourt [4.2 e]                           (26,328.53)     (5,938.82)      (4,034.98)
----------------------------------------------------------------------------------------------------------------------------------
AVAILABLE AMOUNT                                                    (11,611,818.32)                                  11,611,818.32

PAYMENTS ON PAYMENT DATE
 (A)     Unreimbursed Servicer Advances [4.3 d i]                             0.00                                            0.00
 (B)     Servicing Fee [4.3 d ii]                                       (66,345.35)                                      66,345.35
 (C)     Amount owed to Hedging Counterparty [4.3 d iii]                      0.00                                            0.00
 (D)     Series Available Amount to each Series of Notes [4.3 d iv]                                                  11,545,472.97
     (1) Class A Interest [4.3 d iv A]                                 (602,339.89)
     (2) Class B Interest [4.3 d iv B]                                  (68,102.94)
     (3) Class A Principal [4.3 d iv C]                             (10,254,801.10)
     (4) Deposit Reserve Account [4.3 d iv D]                                 0.00           0.00
         Repayment Newcourt Advance                                           0.00    (107,912.31)
     (5) Class C Interest [4.3 d iv E]                                  (83,799.04)
     (6) Class B Principal [4.3 d iv F]                                (368,215.00)
     (7) Class C Principal [4.3 d iv G]                                (368,215.00)
     (8) Class A Accelerated Principal Payment [4.3 d iv H]                   0.00
     (9) Class B Accelerated Principal Payment [4.3 d iv I]                   0.00
    (10) Pay to Hedging Counterparty [4.3 d iv J]                             0.00
    (11) Class C Accelerated Principal Payment [4.3 d iv K]                   0.00

         Subtotal                                                            (0.00)

Distributions to Noteholders                                        (11,611,818.32)                                     66,345.35

Ending Balance                                                                0.00   1,218,994.64     913,858.51             0.00

Newcourt Receivables Asset Trust
Monthly Servicer Certificate -- Accounts                                                                          December 1998

                                                                            Series 1996-1      Series 1996-2     Series 1996-3
------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances
Investment Earnings
Deposit to Collections
Withdraw in Excess of Required Balance

COLLECTION ACCOUNT

Collections [4.3 a]
Add: Servicer Advances [4.3 b]
Add: Liquidation Proceeds from Servicer
Less: Collections to reimburse Servicer Advances [4.3 c]

Less: Investment Earnings to Newcourt [4.2 e]
------------------------------------------------------------------------------------------------------------------------------
AVAILABLE AMOUNT

PAYMENTS ON PAYMENT DATE
 (A)     Unreimbursed Servicer Advances [4.3 d i]
 (B)     Servicing Fee [4.3 d ii]
 (C)     Amount owed to Hedging Counterparty [4.3 d iii]
 (D)     Series Available Amount to each Series of Notes [4.3 d iv]          1,975,453.08       4,163,942.41      5,406,077.48
     (1) Class A Interest [4.3 d iv A]                                         108,994.56         223,100.50        270,244.83
     (2) Class B Interest [4.3 d iv B]                                          15,369.86          25,010.05         27,723.03
     (3) Class A Principal [4.3 d iv C]                                      2,091,535.26       3,708,734.82      4,434,531.02
     (4) Deposit Reserve Account [4.3 d iv D]                                        0.00               0.00              0.00
         Repayment Newcourt Advance
     (5) Class C Interest [4.3 d iv E]                                          18,472.41          30,582.58         34,744.05
     (6) Class B Principal [4.3 d iv F]                                         60,644.43          97,760.49        109,810.08
     (7) Class C Principal [4.3 d iv G]                                         60,644.43          97,760.49        109,810.08
     (8) Class A Accelerated Principal Payment [4.3 d iv H]                          0.00               0.00              0.00
     (9) Class B Accelerated Principal Payment [4.3 d iv I]                          0.00               0.00              0.00
    (10) Pay to Hedging Counterparty [4.3 d iv J]                                    0.00               0.00              0.00
    (11) Class C Accelerated Principal Payment [4.3 d iv K]                          0.00               0.00              0.00

         Subtotal

Distributions to Noteholders                                                 2,355,660.95       4,182,948.93      5,006,863.09

Ending Balance

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules

                                                                                                              December 1998

Prior Month's Series ADCB Reconciliation                                    Series 1996-1      Series 1996-2      Series 1996-3
----------------------------------------                                    -------------      --------------     --------------
    Previous Period Current Month Series ADCB                               24,965,494.19       48,479,322.31      63,566,867.64
    Less: Previous Period's Prepayments                                        717,847.38        1,361,694.97       1,733,743.51
    Less: Previous Period's Defaults                                            86,225.05          187,349.70         234,128.15

    Prior Month Series ADCB (reported this period)                          24,161,421.76       46,930,277.64      61,598,995.98

Class A Interest Schedule                                                   Series 1996-1      Series 1996-2      Series 1996-3
-------------------------                                                   -------------      --------------     --------------
    Opening Class A Principal Balance                                       19,262,661.03       38,969,519.23      51,970,159.50
    Class A Interest Rate                                                           6.79%               6.87%              6.24%
    30/360* Class A Interest Rate                                                   0.57%               0.57%              0.52%
    Current Class A Interest Distribution                                      108,994.56          223,100.50         270,244.83
    Prior Class A Interest Arrearage                                                 0.00                0.00               0.00

    Class A Interest Due                                                       108,994.56          223,100.50         270,244.83

Class A Principal Schedule                                                  Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------
    Opening Class A Principal Balance                                       19,262,661.03       38,969,519.23      51,970,159.50
    Prior Months Series ADCB                                                24,161,421.76       46,930,277.64      61,598,995.98
    Current Months Series ADCB                                              22,645,311.07       44,486,265.36      58,853,744.01
                                                                            -------------      --------------     --------------
                                                  Difference                 1,516,110.69        2,444,012.28       2,745,251.97
                                                  Class A Share                    92.00%              92.00%             92.00%
                                                  Scheduled Principal Due    1,394,821.83        2,248,491.30       2,525,631.81

    Current Prepayments                                                        606,749.37        1,292,658.96       1,723,068.12
    Current Defaults                                                            89,964.06          167,584.56         205,831.09

                                                  Class A Total Due          2,091,535.26        3,708,734.82       4,454,531.02

    Prior Class A Arrearage                                                          0.00                0.00               0.00

    Class A Principal Due                                                    2,091,535.26        3,708,734.82       4,454,531.02

    Class A Principal Distribution                                           2,091,535.26        3,708,734.82       4,454,531.02

    Current Class A Arrearage                                                        0.00                0.00               0.00

    Interim Class A Principal Balance after Current Distribution            17,171,125.77       35,260,784.41      47,515,628.48

    Accelerated Class A Distribution Amount                                          0.00                0.00               0.00

    Ending Class A Principal Balance after Current Distribution             17,171,125.77       35,260,784.41      47,515,628.48

Class B Interest Schedule                                                   Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------

    Opening Class B Principal Balance                                        2,449,380.22        3,980,379.13       4,814,418.26
    Class B Interest Rate                                                           7.53%               7.54%              6.91%
    30/360*Class B Interest Rate                                                    0.63%               0.63%              0.58%
    Current Class B Interest Distribution                                       15,369.86           25,010.05          27,723.03
    Prior Class B Interest Arrearage                                                 0.00                0.00               0.00

    Class B Interest Due                                                        15,369.86           25,010.05          27,723.03


Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules

                                                                                                              December 1998

Class B Principal Schedule                                                  Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------
    Opening Class B Principal Balance                                        2,449,380.22        3,980,379.13       4,814,418.26
    Prior Months Series ADCB                                                24,161,421.76       46,930,277.64      61,598,995.98
    Current Months Series ADCB                                              22,645,311.07       44,486,265.36      58,853,744.01
                                                                            -------------      --------------     --------------
                                                  Difference                 1,516,110.69        2,444,012.28       2,745,251.97
                                                  Class B Share                     4.00%               4.00%              4.00%
                                                  Scheduled Principal Due       60,644.43           97,760.49         109,810.08

    Current Prepayments                                                              0.00                0.00               0.00
    Current Defaults                                                                 0.00                0.00               0.00

                                                  Class B Total Due             60,644.43           97,760.49         109,810.08

    Prior Class B Arrearage                                                          0.00                0.00               0.00

    Class B Principal Due                                                       60,644.43           97,760.49         109,810.08

    Class B Principal Distribution                                              60,644.43           97,760.49         109,810.08

    Current Class B Arrearage                                                        0.00                0.00               0.00

    Interim Class B Principal Balance after Current Distribution             2,388,735.79        3,882,618.64       4,704,608.18

    Accelerated Class B Distribution Amount                                          0.00                0.00               0.00

    Ending Class B Principal Balance after Current Distribution              2,388,735.79        3,882,618.64       4,704,608.18

Class C Interest Schedule
-------------------------
    Opening Class C Principal Balance                                        2,449,380.22        3,980,379.13       4,814,418.26
    Class C Interest Rate                                                           9.05%               9.22%              8.66%
    30/360* Class C Interest Rate                                                   0.75%               0.77%              0.72%
    Current Class C Interest Distribution                                       18,472.41           30,582.58          34,744.05
    Prior Class C Interest Arrearage                                                 0.00                0.00               0.00
    Class C Default Rate                                                           10.05%              10.22%              9.66%
    30/360* Class C Interest Default Rate                                           0.84%               0.85%              0.81%
    Interest on Interest Arrearage                                                   0.00                0.00               0.00

    Class C Interest Due                                                        18,472.41           30,582.58          34,744.05

    Class C Interest Paid                                                       18,472.41           30,582.58          34,744.05
    Class C Interest Arrearage                                                       0.00                0.00               0.00

Class C Principal Schedule
--------------------------
    Opening Class C Principal Balance                                        2,449,380.23        3,980,379.13       4,814,418.26
    Prior Months Series ADCB                                                24,161,421.76       46,930,277.64      61,598,995.98
    Current Months Series ADCB                                              22,645,311.07       44,486,265.36      58,853,744.01
                                                                            -------------      --------------     --------------
                                                  Difference                 1,516,110.69        2,444,012.28       2,745,251.97
                                                  Class C Share                     4.00%               4.00%              4.00%
                                                  Scheduled Principal Due       60,644.43           97,760.49         109,810.08
    Prior Class C Arrearage                                                          0.00                0.00               0.00

    Class C Principal Due                                                       60,644.43           97,760.49         109,810.08

    Class C Principal Distribution                                              60,644.43           97,760.49         109,810.08

    Current Class C Arrearage                                                        0.00                0.00               0.00

    Interim Class C Principal Balance after Current Distribution             2,388,735.79        3,882,618.64       4,704,608.18

    Accelerated Class C Distribution Amount                                          0.00                0.00               0.00

    Ending Class C Principal Balance after Current Distribution              2,388,735.79        3,882,618.64       4,704,608.18

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules                            December 1998



Servicing Fee Schedule
----------------------
    Contract Pool ADCB                                                     132,690,695.38
    Servicing Rate                                                                  0.60%
    Monthly Servicing Rate                                                          0.05%
    Prior Servicing Fee Arrearage                                                    0.00
    Current Servicer Fee                                                        66,345.35
    Servicer Fee Due                                                            66,345.35
    Current Servicing Fee Arrearage                                                  0.00


Reserve Account Schedule                               Reserve Account      Series 1996-1      Series 1996-2      Series 1996-3
-------------------------                              ---------------      -------------      --------------     --------------
    Prior Month Balance                                   1,326,906.95
    Series ADCB                                         121,899,464.28
    Required Balance (Series ADCB* 1.00%)                 1,218,994.64
    Current Period Draw on Reserve                                0.00
    Required Deposits to Reserve Account                                             0.00                0.00               0.00
    Actual Deposit to Reserve Account                                                0.00                0.00               0.00
    Newcourt Advance Released from Reserve Account         (107,912.31)
    Ending Reserve Account Balance                        1,218,994.64
                                                        ---------------
Cash Collateral Account Schedule
--------------------------------

    Prior Month Balance                                     931,169.02
    Required Balance                                        913,859.51
    Withdraw from Cash Collateral Account                   (17,309.51)

                                                                  December 1998

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Restricting Events

Restricting Event Calculations


   (1)  Event of Default under the Servicing Agreement (Yes/No)      no

        (a) ADCB Delinquencies
            3 Month Rolling Avg. ADCB                            132,080,818

            Delinquency Ratio                                          0.69%

            Maximum Delinquency Ratio                                  2.00%

        (b) Annualized ADCB Defaulted Contracts Ratio                  0.23%

            Maximum Default Ratio                                      1.00%

        (c) Reserve plus APB Subordination                            no

        (d) Restricting Event under any Indenture                     no


Portfolio Performance Tests

                                               1 month prior  2 months prior  3 months prior  4 months prior  5 months prior
                                      Current     (yes/no)       (yes/no)       (yes/no)       (yes/no)       (yes/no)
                 Event of Default:      no          no             no             no             no             no



                                                                 Monthly      Weighted
Delinquencies                     Delinquencies     ADCB      Delinquencies    Average
                                  -------------     ----      -------------   ---------
              0    2 months prior    1,027,193   141,652,294      0.73%         0.26%
                   1 month prior       997,812   132,690,695      0.75%         0.25%
                   Current             709,310   121,899,464      0.58%         0.18%
                                                                  -----         -----
                                                                  0.69%         0.69%

                                    Delinquency Ratio:            0.69%
                                    Maximum Delinquency Ratio:    2.00%


                                                               Monthly
Charge-Offs                         Charge-Offs     ADCB       Defaults
              0                     -----------     ----       --------
                   5 months prior      31,693    171,863,225     0.02%
                   4 months prior      12,204    162,136,387     0.01%
                   3 months prior      26,388    150,963,762     0.02%
                   2 months prior      80,630    141,652,294     0.06%
                   1 month prior       11,378    132,690,695     0.01%
                   Current              7,229    121,899,464     0.01%
                                      -------  -------------     -----
                                      169,522    801,205,827     0.02%

                   Average ADCB                              146,867,638
                   Annualized Maximum Charge-Off Ratio:            1.00%
                                                             -----------
                   1% of Averge ADCB                           1,468,676
                   Sum of Charge-Offs *2                         339,044
                   Annualized Charge-Off Ratio:                    0.23%

Series 1996-1 Enhancement Floor
             0
                   Enhancement Floor                           2,925,889

                   Amounts on deposit in Reserve Account       1,218,995
                   Series Allocation Percentage                   17.11%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                          4,777,472
                                                               ---------
                                                               4,986,044

Series 1996-2 Enhancement Floor
             0
                   Enhancement Floor                           4,152,983

                   Amounts on deposit in the Reserve Account   1,218,995
                   Series Allocation Percentage                   36.07%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                          7,765,237
                                                               ---------
                                                               8,204,875

Series 1996-3 Enhancement Floor
             0
                   Enhancement Floor                           4,602,054

                   Amounts on deposit in the Reserve Account   1,218,995
                   Series Allocation Percentage                   46.82%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                          9,409,216
                                                              ----------
                                                               9,980,001

Newcourt Receivables Asset Trust                               December 1998
Monthly Servicer Certificate - Certificate Schedules


CERTIFICATE FACTORS

                                           Series 1996-1  Series 1996-2 Series 1996-3

                                  CUSIP#     #65118YAA5     #65118YAD9    #65118YAG2
         Class A
         --------
  Current A Balance                          17,171,126      35,260,784    47,515,628
  Initial A Balance                         119,656,814     169,810,862   188,172,873

  Certificate Factor:                       0.143503117     0.207647402   0.252510512
  Principal Factor (per thousand):         17.479449687    21.840386252  23.672546149
  Interest Factor (per thousand):           0.910893048     1.313817603   1.436151905

                                  CUSIP#     #65118YAB3     #651184AE7    #65118YAH0
         Class B
         --------

  Current B Balance                           2,388,736       3,882,619     4,704,608
  Initial B Balance                           5,202,470       7,383,081     8,181,429


  Certificate Factor:                       0.459154169     0.525880545   0.575035019
  Principal Factor (per thousand):         11.656853379    13.241151014  13.421870434
  Interest Factor (per thousand):           2.954338997     3.387481475   3.388531514


                                  CUSIP#     #65118YAC1     #651184AF4    #65118YAJ6
         Class C
         --------

  Current C Balance                           2,388,736       3,882,619     4,704,608
  Initial C Balance                           5,202,470       7,383,081     8,181,429

  Certificate Factor:                       0.459154169     0.525880545   0.575035019
  Principal Factor (per thousand):         11.656853379    13.241151014  13.421870434
  Interest Factor (per thousand):           3.550699956     4.142251744   4.246697001


DELINQUENCIES

                                                      Monthly
                       Delinquencies     ADCB      Delinquencies
                       -------------     ----      -------------
  Current              116,435,050    121,899,464     95.52%
  31-60 Days Past Due    4,755,104    121,899,464      3.90%
  61-90 Days Past Due      709,310    121,899,464      0.58%
